Annual Stockholders Meeting June 12, 2013

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in Inland Diversified Real Estate Trust, Inc.’s (“Inland Diversified”) Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and include but are not limited to: - No public market currently exists, and one may never exist, for its shares, and Inland Diversified is not required to liquidate - Inland Diversified’s investment policies and strategies are very broad and permit it to invest in numerous types of commercial real estate - The amount and timing of distributions may vary, and there is no assurance that Inland Diversified will be able to continue paying distributions in any particular amount, if at all - The number and type of real estate assets Inland Diversified acquires will depend on the proceeds raised in its public offering borrowings secured by all of its assets may not exceed 55% of the combined fair market value of its assets - Inland Diversified does not have employees and relies on its business manager and real estate managers to manage its business and assets - Two of Inland Diversified’s directors and two of the officers are employees of the sponsor and face competing demands for their time and service and may have conflicts in allocating their time to our business and assets - Inland Diversified does not have arm’s length agreements with its business manager, real estate managers or any other affiliates of its sponsor - Inland Diversified pays significant fees to its business manager, real estate managers and other affiliates of its sponsor - Inland Diversified’s business manager could recommend investments in an attempt to increase its fees which are generally based on a percentage of its invested assets and, in certain cases, the purchase price for the assets - Inland Diversified’s charter limits a person from owning more than 9.8% in value of its outstanding stock or more than 9.8% in value or in number of shares, which ever is more restrictive, of its outstanding common stock without prior approval of its board - Inland Diversified may fail to continue to qualify as a REIT This material is neither an offer to sell nor the solicitation of an offer to buy any security. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified in any manner. The Inland name and logo are registered trademarks being used under license. Date First Published: 6/12/13 Current Publication Date: 6/12/13 1 / Annual Stockholders Meeting

1. Agenda 2. Directors and Executive Officers 3. Company Overview and Accomplishments 4. Property Management 5. Financial Highlights TABLE OF CONTENTS 2 / Annual Stockholders Meeting 3 4 5 10 23

1. Call to Order and Opening Remarks – Robert D. Parks Chairman of the Board and Chief Executive Officer/Barry L. Lazarus, President, Chief Operating Officer and Director of Inland Diversified Real Estate Trust, Inc. 2. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation – Fred Marquardt, Inspector of Elections, Morrow & Co. LLC. 3. Proxy Vote - Mr. Parks/Mr. Lazarus 4. Company Overview and Accomplishments - Mr. Lazarus 5. Property Management - JoAnn McGuinness, President and Chief Executive Officer of Inland Diversified Real Estate Services LLC & Larry Sajdak, Vice President of Inland Diversified Real Estate Services LLC 6. Financial Highlights - Steven T. Hippel, Chief Financial Officer and Treasurer of Inland Diversified Real Estate Trust, Inc. 7. Report of the Vote – Mr. Marquardt - Election of Directors 8. Closing Remarks - Mr. Parks/Mr. Lazarus AGENDA 3 / Annual Stockholders Meeting

DIRECTORS AND OFFICERS ROBERT D. PARKS Chairman of the Board and Chief Executive Officer BARRY L. LAZARUS President and Chief Operating Officer BRENDA G. GUJRAL Director LEE A. DANIELS Independent Director GERALD W. GRUPE Independent Director HEIDI N. LAWTON Independent Director ROBERTA S. MATLIN Vice President STEVEN T. HIPPEL Chief Financial Officer and Treasurer CATHLEEN M. HRTANEK Secretary JOANN MCGUINNESS President and Chief Executive Officer of Inland Diversified Real Estate Services LLC LARRY SAJDAK Vice President of Inland Diversified Real Estate Services LLC CHARLES H. WURTZEBACH Independent Director 4 / Annual Stockholders Meeting

5 / Annual Stockholders Meeting Company Overview and Accomplishments

WHO ARE WE? (as of 3/31/13) • Non-traded real estate investment trust • Approximately $2.4 billion in total assets • Approximately $1.1 billion in raised capital • Owner of 142 properties, approximately 90% of which are retail (based on square footage) • Primarily diversified geographically and by tenant mix • Economic occupancy at 97.4% • Average remaining lease term of 10.5 years, among the longest in the industry • Weighted average interest rate for all debt of 4.16% • Majority of debt maturities occur after 2017 • First full year of operations with current portfolio in 2013 6 / Annual Stockholders Meeting

PORTFOLIO ACQUISITION PHILOSOPHY • Acquire properties that are in a dominant position in their market • Balance geographic location with market cap rates • Emphasis on grocery anchored properties or properties with financially secure tenants who provide basic goods and services • Acquire newer properties with long term leases • Apply conservative underwriting criteria • Where applicable, allow sellers to earnout additional value after closing 7 / Annual Stockholders Meeting

IN PROGRESS STRATEGIC PLAN UPDATE 1. Successfully complete offering with $1.1 billion in raised capital 2. Invest all capital proceeds by year-end 2012 3. Carry momentum from 2012 into 2013 4. Pay monthly dividends from income sources other than investors capital 5. Maintain economic occupancy rate above 97% 6. Keep overhead (G&A) costs to a minimum level 7. Achieve lease renewal rate above 85% 8. Continue earnout closings or lease space as we gain control 9. Begin development activities 10. Establish joint venture relationship 11. Pursue liquidity event 8 / Annual Stockholders Meeting GOAL RESULT INCOMPLETE

PEER GROUP COMPARISON1 1. Inland Diversified Real Estate Trust 2. Inland Real Estate Corporation 3. Ramco Gershenson Properties Trust 4. Kite Realty Group 5. Cedar Realty Trust, Inc. 6. Excel Realty Trust 9 / Annual Stockholders Meeting TOTAL ASSETS AT COST ($ IN MILLIONS) $2,394.9 $1,211.5 $1,479.0 $1,328.6 $1,357.7 $1,102.8 MULTI-TENANT OCCUPANCY % 97.4 92.0 94.5 94.5 91.5 92.5 1 Information as disclosed in the respective peers’ 2013 Q1 Form 10-Q or supplemental filings.

10 / Annual Stockholders Meeting Property Management

PROPERTY PORTFOLIO (as of 3/31/13) 11 / Annual Stockholders Meeting 1.0% 3.3% 1.2% 1.1% 2.8% 0.3% 15.3% 3.4% 1.9% 1.6% 2.0% 1.9% 1.3% 3.7% 0.2% 5.3% 0.6% 1.2% 4.6% 12.1% 6.8% 0.3% 5.2% 0.8% 0.6% 1.2% 1.5% 6.8% 3.4% 4.9% 3.8%

PORTFOLIO OVERVIEW (as of 3/31/13) 12 / Annual Stockholders Meeting Other 1.3% Electronics 2.1% Health, Doctors & Health Food 3.2% Pet Supplies 3.3% Commercial Office 3.3% Industrial 3.4% Consumer Services, Salons, Cleaners & Banks 3.5% Multi-Family 3.6% Sporting Goods 5.0% Home Goods 5.5% Clothing and Accessories 5.6% Restaurants & Fast Food 5.9% Home Improvement 6.3% Department 9.3% Lifestyle, Health Clubs, Books & Phones 9.8% Grocery 11.5% Dollar Stores & Off Price Clothing 17.4% TENANTS BY CATEGORY* *By Square Foot

TOP FIVE TENANTS* 13 / Annual Stockholders Meeting # OF LEASES 10 14 44 15 12 % OF ANNUALIZED BASE RENT 4.4% 4.2% 2.9% 2.5% 2.2% TOTAL 95 16.2% *Based on percentage of Annualized Base Rent. Table based on leases commenced on or prior to March 31, 2013. 1 2 3 4 5

INDUSTRY TRENDS – KEEPING CURRENT 14 / Annual Stockholders Meeting • Marketplace Fairness Act • Mobile Technology • Emergency Preparedness and Response

SIGNIFICANT ACQUISITIONS 15 / Annual Stockholders Meeting TERRITORY PORTFOLIO LAS VEGAS, NV Joint Venture Investment* Transaction Date: December 27, 2012 Property Value for JV: $288,700,000 Leasable Area: 1,749,535 Square Feet Portfolio Sector: Retail Portfolio Includes: • Centennial Center • Centennial Gateway • Eastgate • Eastern Beltway Center • Cannery Corner • Lowe’s Plaza *On December 27, 2012, Inland Diversified entered into a joint venture, Inland Territory Member, L.L.C., with non-affiliated parties (the “Territory Investors”). Inland Diversified, through a subsidiary, manages the joint venture. The Territory Investors contributed fee simple interests in the property portfolio valued by the parties in the aggregate at approximately $288.7 million to the joint venture for cash and Class B Units valued at approximately $30 million. Inland Diversified contributed approximately $107.7 million in cash to the joint venture in exchange for Class A Units. The property portfolio includes six retail centers, Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner and Lowe’s Plaza. For additional information about the joint venture, please see Inland Diversified’s Current Report on Form 8-K, filed with the SEC on January 3, 2013.

SIGNIFICANT ACQUISITIONS 16 / Annual Stockholders Meeting CITY CENTER WHITE PLAINS, NY JOINT VENTURE INVESTMENT* Transaction Date: September 28, 2012 Property Value for JV: $166,393,000 Leasable Area: 365,905 Square Feet Portfolio Sector: Multi-Use Anchor Tenant**: ShopRite Tenants Include: • Toys ‘R Us/Babies ‘R Us (Opening 2013) • Nordstom Rack • Buffalo Wild Wings • 6 City Place (24 Residential Apt. Units) *On September 28, 2012, Inland Diversified entered into a joint venture, Inland Diversified White Plains City Center Member, L.L.C., with two nonaffiliated parties (the “JV partners”). Inland Diversified, through a subsidiary, manages the joint venture. The JV partners contributed the leasehold interests in the property to the joint venture in exchange for Class B Units valued at approximately $36.9 million which capital accounts may be reduced if vacant space at the property is not leased before September 2014. Inland Diversified contributed approximately $53 million to the joint venture in exchange for Class A Units. For additional information about the joint venture, please see Inland Diversified’s Current Report on Form 8-K, filed with the SEC on October 4, 2012. **Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by the joint venture.

SIGNIFICANT ACQUISITIONS 17 / Annual Stockholders Meeting WHEATLAND TOWN CENTER DALLAS, TX Transaction Date: October 3, 2012 Transaction Price: $27,414,000 Leasable Area: 150,103 Square Feet Portfolio Sector: Retail Anchor Tenant*: Ross Dress for Less Tenants Include: • PetSmart • Office Depot • Party City • Shoe Carnival *Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by Inland Diversified.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

PROPERTY PORTFOLIO (as of 3/31/13)

Property	Location	Major Tenants	Purchase Date	Purchase Price (in millions)	Asset Class
Merrimack Village Center	Merrimack, NH	Shaw's	12/11/2009	$9.8	Retail
Pleasant Hill Commons	Kissimmee, FL	Publix	2/18/2010	$12.4	Retail
Regal Court	Shreveport, LA	JCPenney, Kohl's	5/14/2010	$43.5	Retail
Draper Crossing	Draper, UT	Smith's, T.J. Maxx	5/27/2010	$23.5	Retail
The Landing at Tradition	Port St. Lucie, FL	LA Fitness, Sports Authority	6/10/2010	$53.9	Retail
Tradition Village Center	Port St. Lucie, FL	Publix	6/10/2010	$19.8	Retail
Temple Terrace	Temple Terrace, FL	Sweet Bay, U.S. Postal Service	7/1/2010	$4.2	Retail
Kohl's at Calvine Pointe	Elk Grove, CA	Kohl's	7/2/2010	$21.5	Retail
Lake City Commons	Lake City, FL	Publix	7/15/2010	$10.6	Retail
Publix Shopping Center	St. Cloud, FL	Publix	7/30/2010	$9.4	Retail
Kohl's Bend River Promenade	Bend, OR	Kohl's	8/25/2010	$17.0	Retail
Whispering Ridge	Omaha, NE	PetSmart, Sports Authority	8/31/2010	$10.2	Retail
Siemens' Building	Buffalo Grove, IL	Siemens' Corporation	9/30/2010	$20.5	Office
The Crossings at Hillcroft	Houston, TX	300 Multi-Family Units	10/1/2010	$20.7	Multi-Family
Bell Oaks Shopping Center	Newburgh, IN	Schnucks	11/2/2010	$13.1	Retail
Shops at Village Walk	Fort Myers, FL	Publix	11/5/2010	$10.8	Retail
Colonial Square Town Center	Fort Myers, FL	Kohl's, Hobby Lobby	11/5/2010	$27.6	Retail
Time Warner Cable Division HQ	East Syracuse, NY	Time Warner Cable	12/6/2010	$18.1	Office
Lima Marketplace	Fort Wayne, IN	Office Depot, PetSmart	12/21/2010	$15.2	Retail
Dollar General Porfolio	AL & GA (9 Locations)	Dollar General	12/31/2010	$8.5	Retail
Waxahachie Crossing	Waxahachie, TX	Ross Dress for Less, PetSmart	2/25/2011	$15.5	Retail
Village at Bay Park	Ashwaubenon, WI	JCPenney, DSW	3/9/2011	$16.7	Retail

18 / Annual Stockholders Meeting

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

PROPERTY PORTFOLIO (as of 3/31/13)

Property	Location	Major Tenants	Purchase Date	Purchase Price (in millions)	Asset Class
Northcrest Shopping Center	Charlotte, NC	REI, Old Navy	3/11/2011	$27.0	Retail
Prattville Town Center	Prattville, AL	Ross Dress for Less, T.J. Maxx	3/11/2011	$26.9	Retail
Landstown Commons	Virginia Beach, VA	Ross Dress for Less, Best Buy	3/25/2011	$91.2	Retail
Silver Springs Pointe	Oklahoma City, OK	Kohl's, Office Depot	4/14/2011	$16.0	Retail
Copps Grocery Store	Neenah, WI	Copps Grocery Store	4/29/2011	$6.2	Retail
University Town Center	Norman, OK	T.J. Maxx, Office Depot	4/29/2011	$32.5	Retail
Pick 'n Save Grocery Store	Burlington, WI	Pick 'n Save	5/5/2011	$8.2	Retail
Walgreens Portfolio	FL, GA & NC (3 Locations)	Walgreens	5/31/2011	$26.6	Retail
Perimeter Woods Shopping Center	Charlotte, NC	Lowe's, Best Buy	6/1/2011	$54.0	Retail
Draper Peaks	Draper, UT	Ross Dress for Less, Michaels	6/17/2011	$41.5	Retail
Shoppes at Prairie Ridge	Pleasant Prairie, WI	JCPenney, Dick's Sporting Goods	6/22/2011	$23.8	Retail
Fairgrounds Crossing	Hot Springs, AR	Best Buy, Dick's Sporting Goods	6/28/2011	$24.5	Retail
Mullins Crossing Shopping Center	Evans, GA	Kohl's, Marshalls	8/18/2011	$38.3	Retail
Fox Point	Neenah, WI	Pick 'n Save	10/31/2011	$18.2	Retail
Harvest Square	Harvest, AL	Publix	12/7/2011	$12.4	Retail
Palm Coast Landing	Palm Coast, FL	Ross Dress for Less, T.J. Maxx	12/21/2011	$40.4	Retail
Dollar General Store	Sycamore, AL	Dollar General	12/30/2011	$0.9	Retail
Dollar General Market	Port St. Joe, FL	Dollar General	1/5/2012	$3.6	Retail
Hamilton Crossing	Alcoa, TN	Dick's Sporting Goods, PetSmart	3/8/2012	$30.1	Retail
Dollar General Store	Buffalo, NY	Dollar General	3/9/2012	$1.4	Retail
Shoppes at Branson Hills	Branson, MO	Home Depot, Kohl's, T.J. Maxx	3/9/2012	$50.7	Retail
Shoppes at Hawk Ridge	Lake St. Louis, MO	T.J. Maxx, Sports Authority	3/23/2012	$9.9	Retail

19 / Annual Stockholders Meeting

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

PROPERTY PORTFOLIO (as of 3/31/13)

Property	Location	Major Tenants	Purchase Date	Purchase Price (in millions)	Asset Class
Bayonne Crossing	Bayonne, NJ	Walmart, Lowe's	3/28/2012	$67.9	Retail
Eastside Junction	Athens, AL	Publix	4/3/2012	$11.2	Retail
Shops and Julington Creek	Jacksonville, FL	The Fresh Market, Sprint	4/30/2012	$7.5	Retail
Dollar General Store	Lillian, AL	Dollar General	5/3/2012	$1.0	Retail
Dollar General Market	Slocomb, AL	Dollar General	5/3/2012	$2.8	Retail
Dollar General Store	Clanton, AL	Dollar General	5/3/2012	$1.2	Retail
Bank Branch Portfolio	FL, GA, NC & OH (9 Locations)	Regions Bank, BB&T, Key Bank	5/17/2012	$18.6	Retail
Dollar General Store	Gilbertown, AL	Dollar General	5/18/2012	$1.3	Retail
Dollar General Store	Marbury, AL	Dollar General	5/18/2012	$1.1	Retail
Elementis Worldwide Global HQ	East Windsor, NJ	Elementis Worldwide	5/23/2012	$17.6	Office
One Webster	Chelsea, MA	120 Multi-Family Units	6/4/2012	$23.4	Multi-Family
South Elgin Commons	Elgin, IL	Toys 'R Us, LA Fitness	6/12/2012	$25.0	Retail
Walgreens NE Portfolio	CT, MA, NH & NJ (9 Locations)	Walgreens	6/13/2012	$65.3	Retail
Saxon Crossing	Orange City, FL	LA Fitness, Hobby Lobby	6/18/2012	$20.7	Retail
Dollar General Store	Odenville, AL	Dollar General	7/3/2012	$0.9	Retail
Dollar General Store	Enterprise, AL	Dollar General	7/3/2012	$1.1	Retail
Siemens Gas Turbine Service Division	Deer Park, TX	Siemens Corporation	7/5/2012	$17.8	Industrial
Virginia Convenience Store Portfolio	VA (5 Locations)	BP, Citgo	7/19/2012	$15.7	Retail
FedEx Distribution Center	Houston, TX	FedEx Freight, FedEx Ground	7/31/2012	$39.3	Industrial
BJ's At Ritchie Station	Capitol Heights, MD	BJ's Wholesale Club	8/1/2012	$32.4	Retail
Dollar General Store	Candler, NC	Dollar General	8/6/2012	$3.3	Retail
Shops at Moore	Moore, OK	Hobby Lobby, Ross Dress for Less	8/7/2012	$38.8	Retail

20 / Annual Stockholders Meeting

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

PROPERTY PORTFOLIO (as of 3/31/13)

Property	Location	Major Tenants	Purchase Date	Purchase Price (in millions)	Asset Class
Kohl's Cumming	Cumming, GA	Kohl's	8/15/2012	$8.5	Retail
Dollar General Market	Vienna, GA	Dollar General	8/22/2012	$2.8	Retail
Center Point Commons	Bradenton, FL	Dick's Sporting Goods, Panera	8/28/2012	$25.6	Retail
Deerwood Lake	Jacksonville, FL	Multi-Family Development	8/28/2012	$2.2	Development
Dollar General Portfolio	TX (15 Locations)	Dollar General	8/31/2012	$18.1	Retail
Lake City Commons II	Lake City, FL	PetSmart	8/31/2012	$2.9	Retail
Pathmark Portfolio	NY, PA & DE (3 Locations)	Pathmark	9/13/2012	$48.8	Retail
Schnucks Portfolio	St. Louis, MO (3 Locations)	Schnucks	9/14/2012	$22.6	Retail
Dollar General Store	East Bernard, TX	Dollar General	9/27/2012	$1.0	Retail
Dollar General Store	Anson, AL	Dollar General	9/27/2012	$1.1	Retail
Miramar Square	Miramar, FL	Kohl's	9/28/2012	$57.3	Retail
City Center	White Plains, NY	ShopRite, Nordstrom Rack, Apts.	9/28/2012	$145.9	Multi-Use
Crossing at Killingly Commons	Dayville. CT	Lowe's, Stop 'n Shop	10/3/2012	$54.6	Retail
Dollar General Market	Resaca, GA	Dollar General	10/9/2012	$3.3	Retail
Dollar General Store	Hertford, NC	Dollar General	10/9/2012	$1.4	Retail
Wheatland Town Center	Dallas,TX	Ross Dress for Less, PetSmart	10/3/2012	$27.4	Retail
Landings at Ocean Isle Beach	Ocean Isle Beach, NC	Lowe's Foods, Domino's Pizza	11/1/2012	$10.2	Retail
University Town Center Phase II	Norman, OK	Kohl's	11/2/2012	$22.3	Retail
Dollar General Store	Remlap, AL	Dollar General	11/2/2012	$0.9	Retail
The Corner	Tucson, AZ	Nordstrom Rack, Sprint	11/2/2012	$25.5	Retail
Dollar General Store	Canton, MS	Dollar General	11/21/2012	$3.4	Retail
Hasbro Office Building	Providence, RI	Hasbro, Inc.	12/21/2012	$29.8	Office

21 / Annual Stockholders Meeting

22 / Annual Stockholders Meeting PROPERTY PORTFOLIO (as of 3/31/13) Property Location Major Tenants Purchase Date Purchase Price (in millions) Asset Class Cannery Corner Las Vegas, NV Famous Dave’s, T-Mobile 12/28/2012 $17.6 Retail Centennial Center Las Vegas, NV Sam’s Club, Walmart 12/28/2012 $128.7 Retail Centennial Gateway Las Vegas, NV 24 Hour Fitness 12/28/2012 $48.9 Retail Eastern Beltway Las Vegas, NV Sam’s Club, Walmart 12/28/2012 $61.9 Retail Eastgate Henderson, NV Office Depot 12/28/2012 $26.6 Retail Lowe’s Plaza Las Vegas, NV T-Mobile 12/28/2012 $5.1 Retail Dollar General Store Samson, AL Dollar General 3/22/2013 $1.5 Retail

23 / Annual Stockholders Meeting Financial Highlights

24 / Annual Stockholders Meeting CUMULATIVE GROSS OFFERING PROCEEDS AND ACQUISITION VOLUME

AS OF AND FOR THE 3 MONTHS ENDED 3/31/2013 AS OF AND FOR THE YEAR ENDED 12/31/2012 Total Consolidated Assets $2,394,941 $2,393,523 Mortgages Payable $1,168,159 $1,156,582 Stockholders’ Equity $928,440 $933,983 Ratio of Total Mortgage Loans to Total Assets 49% 48% Weighted Average Interest Rate on Mortgage Loans 4.35% 4.32% Distributions Paid $17,008 $51,767 Funds from Operations (“FFO”)* $23,558 $55,830 FFO per Share $0.20 $0.61 CONSOLIDATED FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 25 / Annual Stockholders Meeting *This is a non-GAAP measure. Please see page 27 for the GAAP reconciliation.

CASH FLOWS FROM OPERATIONS, FFO AND MFFO (DOLLARS IN THOUSANDS) Cash Flow From Operations Funds from Operations (“FFO”)* Modified Funds From Operations (“MFFO”)* Distributions Paid Distributions Declared 26 / Annual Stockholders Meeting AS OF AND FOR THE 3 MONTHS ENDED 3/31/2013 $20,264 $23,558 $22,754 $17,008 $17,071 AS OF AND FOR THE YEAR ENDED 12/31/2012 $56,670 $55,830 $60,827 $51,767 $54,687 *This is a non-GAAP measure. Please see page 27 for the GAAP reconciliation.

3 MONTHS ENDED 3/31/2013 YEAR ENDED 12/31/2012 Net income attributable to common stockholders $205 $2,616 Add: Depreciation and amortization related to investment properties 23,353 53,239 Less: Non controlling interest’s share of depreciation and amortization related to investment properties - (25) FFO $23,558 $55,830 Add: Acquisition related costs 30 5,868 Amortization of acquired above and below market leases, net 920 2,855 Non controlling interest’s share of amortization of acquired below market leases and straight-line rental income - 6 Less: Straight-line rental income (1,728) (3,706) Realized gain on sale of marketable securities (26) (26) MFFO $22,754 $60,827 GAAP RECONCILIATION TO FFO AND MFFO (DOLLARS IN THOUSANDS) 27 / Annual Stockholders Meeting

1 As reflected in Inland Diversified’s consolidated financial statements for the year ended 12/31/2012 in Form 10-K. 2 If the Business Manager decides to accept less in any particular quarter, the excess amount that is not paid may, in the Business Manager’s sole discretion, be waived permanently or accrued, without interest, to be paid at a later point in time. 28 / Annual Stockholders Meeting SCHEDULE OF FEES AND EXPENSES PAID OR ACCRUED TO OUR SPONSOR AND ITS AFFILIATES FOR THE YEAR ENDED 12/31/2012 (DOLLARS IN THOUSANDS)1 AMOUNT COMMENTS Organization and Offering Expenses $51,745 Total organization and offering expenses may not exceed 11.5% and issuer costs may not exceed 1.5% of gross offering proceeds. These costs did not exceed these limitations upon completion of the offering. Acquisition Related Costs $2,048 Inland Diversified reimburses the business manager and its affiliates for expenses paid on its behalf in connection with acquiring real estate assets (regardless of whether acquired). Inland Diversified does not pay acquisition fees to its business manager or its affiliates. Business Management Fee $1,500 Inland Diversified pays a quarterly performance-based fee equal to a percentage of its “average invested assets.” $7,695 of the fee was permanently waived for the year ended December 31, 20122. Real Estate Management Fees $5,601 Monthly fee up to 4.5% of gross operating income for property management and leasing services. Fee for Purchasing, Selling and Servicing Mortgages $1,294 Loan placement fees of 0.2% of the principal amount of each loan that is placed for the company. Annual servicing fees are equal to .03% of the first $1,000,000 of serviced loans and .01% for all serviced loans over $1,000,000. Investment Advisor Fees $270 Fees to purchase and monitor Inland Diversified’s investments in marketable securities. Ancillary Services Reimbursements $1,101 Reimbursements for services provided by affiliates. Total Operating Expenses per Charter $4,948 Not to exceed the greater of 2% of average invested assets or 25% of net income, as defined in the prospectus, unless approved by the board of directors. Total operating expenses did not exceed this limit for the year ended December 31, 2012.

29 / Annual Stockholders Meeting MANAGEABLE MORTGAGE DEBT MATURITIES (as of 3/31/13)

30 / Annual Stockholders Meeting WHERE DO WE GO FROM HERE • Manage portfolio to maximize value for stockholders • Consider repositioning, selling and acquiring additional assets • Consider a liquidity event • Sale of company or assets • Merger with a listed company • Pursue a listing on a national stock exchange • Enter into a joint venture agreement with a strategic investor • Pursue limited development opportunities